Kennedy Capital Small Cap Growth Fund

Investor Class Shares (Ticker Symbol: KSGRX)

Institutional Class Shares (Ticker Symbol: KGROX)

A series of Investment Managers Series Trust II

Supplement dated October 21, 2022, to the

Prospectus dated April 27, 2022.

Effective immediately (the “Effective Date”), the Prior Performance for Similar Accounts Managed by the Advisor section beginning on page 11 of the Prospectus is deleted and replaced with the following:

Prior Performance for Similar Accounts Managed by the Advisor

Small Cap Growth Composite

The following table sets forth performance data relating to the historical performance of all accounts managed by the Advisor for the periods indicated that have investment objectives, policies, and strategies substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

The composite returns below were calculated in accordance with recognized industry standards which are calculated differently than the SEC method for calculating performance for registered investment companies. Monthly returns of the composite combine the individual accounts’ returns (calculated on a time-weighted rate of return basis) by asset weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking (i.e., calculating the product of) the monthly returns.

Average Annual Total Returns

For the Period Ended December 31, 2021

	One Year	Five Years	Since Inception (6/1/2012)
Small Cap Growth Composite
Net Returns, after fees/expenses*	16.9%	18.8%	18.3%
Gross Returns	17.8%	19.6%	19.2%
Russell 2000® Growth Index	2.8%	14.5%	14.4%

*	The net returns for the composite are shown net of all actual fees and expenses. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

The Advisor is an investment advisor registered with the SEC pursuant to the Investment Advisers Act of 1940.

The Small Cap Growth Composite was created in June 2012 and includes all discretionary accounts managed in the strategy. The Small Cap Growth Composite invests in growth securities of predominantly small companies that generally have a market capitalization that is reflective of the Russell 2000® Growth Index. The Advisor seeks companies with durable business models able to deploy assets into growing sets of opportunities providing superior rates of return.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics.

Please file this Supplement with your records.